SUPPLEMENT DATED DECEMBER 19, 2012

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

LARGE-CAP GROWTH PORTFOLIO

CLASS I AND P SHARES DATED MAY 1, 2012

This supplement revises the Large-Cap Growth Portfolio Class I and P Shares summary prospectus dated May 1, 2012 (Prospectus), and must be preceded or accompanied by the Prospectus. The changes within this supplement are effective as of the date of the supplement unless otherwise noted. Remember to review the Prospectus for other important information.

Large-Cap Growth Portfolio – Effective January 1, 2013, as approved by the Pacific Select Fund board of trustees (Board), including a majority of independent trustees, at its meeting held on December 12, 2012, BlackRock Investment Management, LLC (BlackRock) will become the interim manager of the Large-Cap Growth Portfolio. Under the terms of the interim management agreement approved by the Board, BlackRock may serve as the interim manager of the portfolio for up to 150 days. Pacific Life Fund Advisors LLC (PLFA), the investment adviser to the portfolio, intends to recommend to the Board a non-interim manager for the portfolio, along with related investment strategy or policy changes for the portfolio, to be implemented by May 1, 2013 (or in any event no later than May 30, 2013). PLFA will waive approximately 0.275% from its advisory fee for the portfolio through the interim period that BlackRock manages the portfolio. All references to the name of the current portfolio manager will be replaced with BlackRock Investment Management, LLC effective January 1, 2013.

BlackRock will manage the portfolio using a large-cap growth index strategy. This index strategy is different from the active large-cap growth strategy used by the portfolio’s current manager, primarily in that the selection of investments under the index strategy is based on what investments are included in the portfolio’s benchmark index, as opposed to the current strategy of selecting investments based on factors used by the portfolio manager. However, despite such difference, the portfolio’s strategy will continue to focus on large-capitalization growth stocks and will retain the same primary benchmark index, the Russell 1000 Growth Index, through the interim management period. BlackRock has used this index strategy for several years managing another portfolio of the Trust, the PD Large-Cap Growth Index Portfolio, an underlying portfolio option to the Pacific Dynamix Portfolios of the Trust.

In order to facilitate this change, certain of the portfolio’s holdings will be sold and new investments purchased in accordance with recommendations by BlackRock. PLFA may begin this transitioning prior to January 1, 2013. PLFA and/or the portfolio will retain a transitioning agent in order to reduce the transaction costs associated with the purchase and sale of portfolio holdings in connection with this manager transition. As described herein and below, certain investment policies and strategies of the portfolio will change at that time.

Effective January 1, 2013, the following replaces the disclosure in the Principal investment strategies subsection:

This portfolio invests at least 80% of its assets in equity securities of large-capitalization companies. The portfolio primarily invests in large-capitalization companies included in the portfolio’s applicable benchmark index, including instruments representative of that index (such as derivatives). The portfolio’s current benchmark index is the Russell 1000 Growth Index. As of December 31, 2011, the market capitalization range of the Russell 1000 Growth Index was approximately $117.34 million to $401.25 billion. Generally, these securities are those that are included in the Russell 1000 Growth Index or have economic characteristics similar to securities included in that index. The Russell 1000 Growth Index measures the performance of the large-capitalization growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The manager principally invests in common stock.

The portfolio will generally hold substantially all of the stocks in the index and tries to match its sector weightings and characteristics. The manager periodically reviews and rebalances the portfolio’s investments to more closely track the performance of the index. The manager will not actively manage the portfolio or carry out a financial analysis of its holdings.

The manager will not deviate from the above noted strategies at any time for any reason.

Further, effective January 1, 2013, the Active Management Risk and Small Number of Holdings Risk are deleted from the Principal risks subsection and the following is added:

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Tracking Error Risk: Performance of the portfolio may vary substantially from the performance of the portfolio’s benchmark index due to imperfect correlation between the portfolio’s investments and the index.

Also effective January 1, 2013, the Management Firm subsection and the table within that subsection are replaced with the following:

Management Firm – BlackRock Investment Management, LLC. The primary persons responsible for day-to-day management of the portfolio are:

Portfolio Manager and Primary Title with Management Firm	Experience with Portfolio
Christopher Bliss, CFA, CPA, Managing Director and Portfolio Manager	Since 2013
Edward Corallo, Managing Director and Portfolio Manager	Since 2013
Greg Savage, CFA, Managing Director	Since 2013

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